SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
April 22, 2004

BELDEN INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-12280 (Commission File Number)	76-0412617 (I.R.S. Employer Identification No.)

7701 Forsyth Boulevard, Suite 800 St. Louis, Missouri (Address of principal executive offices)	63105 (Zip code)

Registrant’s telephone number, including area code
(314) 854-8000

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1: Belden Inc. (the “Company”) press release dated April 22, 2004 titled “Belden Announces Improving Sales and Earnings.”

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Earnings Release. On April 22, 2004, the Company issued the press release attached as Exhibit 99.1, which reports Belden’s results of operation for the first quarter of 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.
Date: April 26, 2004	By:	/s/ Kevin L. Bloomfield
Kevin L. Bloomfield
Vice President, Secretary and General Counsel

Exhibit Index

99.1	Company press release dated April 22, 2004 titled “Belden Announces Improving Sales and Earnings.”